                                                                      EXHIBIT 40

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,423,500,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                JANUARY 25, 2006

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                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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Total

                                                                                     AVERAGE                       WEIGHTED
                            NUMBER      AGGREGATE     PERCENT             WEIGHTED  PRINCIPAL  WEIGHTED  AVERAGE   PERCENT
                              OF        PRINCIPAL        OF     WEIGHTED  AVERAGE    BALANCE   AVERAGE   COMBINED   FULL
                            MORTGAGE     BALANCE      MORTGAGE  AVERAGE   CREDIT       OUT-    ORIGINAL  ORIGINAL  DOCUMEN-  PERCENT
                             LOANS     OUTSTANDING       POOL    COUPON    SCORE    STANDING      LTV       LTV     TATION     IO
                            --------  --------------  --------  --------  --------  ---------  --------  --------  --------  -------
1st Lien, No Silent 2nds       4,444    $859,749,454    54.75%    7.405%      592    $193,463    80.41%    80.41%    54.70%   26.85%
1st Lien, Silent 2nd not
  in deal                       1326    $171,361,045    10.91%    7.685%      604    $129,232    80.63%    98.66%    56.63%   19.74%
1st Lien, Loud 2nd in deal     2,490    $432,065,785    27.52%    7.051%      647    $173,520    79.92%    99.60%    32.22%   50.58%
2nd lien, 1st not in deal         16        $737,460     0.05%   10.298%      672     $46,091    99.36%    99.36%    43.60%    0.00%
2nd lien, 1st in deal          2,490    $106,361,278     6.77%   10.601%      648     $42,715    99.73%    99.73%    32.22%    0.00%
TOTAL:                        10,766  $1,570,275,023   100.00%    7.556%      612    $145,855    81.62%    89.00%    47.20%   30.77%

Group 1

                                                                                     AVERAGE                       WEIGHTED
                            NUMBER      AGGREGATE     PERCENT             WEIGHTED  PRINCIPAL  WEIGHTED  AVERAGE   PERCENT
                              OF        PRINCIPAL        OF     WEIGHTED  AVERAGE    BALANCE   AVERAGE   COMBINED   FULL
                            MORTGAGE     BALANCE      MORTGAGE  AVERAGE   CREDIT       OUT-    ORIGINAL  ORIGINAL  DOCUMEN-  PERCENT
                             LOANS     OUTSTANDING       POOL    COUPON    SCORE    STANDING      LTV       LTV     TATION     IO
                            --------  --------------  --------  --------  --------  ---------  --------  --------  --------  -------
1st Lien, No Silent 2nds       3,074    $537,815,966    65.38%    7.474%       589   $174,956    80.25%    80.25%    60.03%   23.60%
1st Lien, Silent 2nd not
  in deal                        785     $91,500,292    11.12%    7.596%       603   $116,561    80.61%    98.48%    65.68%   18.01%
1st Lien, Loud 2nd in deal     1,194    $154,107,005    18.73%    7.135%       640   $129,068    79.93%    99.51%    42.51%   37.32%
2nd lien, 1st not in deal          6        $201,071     0.02%    9.911%       668    $33,512   100.00%   100.00%    66.77%    0.00%
2nd lien, 1st in deal          1,310     $38,958,878     4.74%   10.768%       637    $29,740    99.67%    99.67%    44.99%    0.00%
TOTAL:                         6,369    $822,583,211   100.00%    7.581%       603   $129,154    81.16%    86.81%    56.66%   24.42%

Group 2

                                                                                     AVERAGE                       WEIGHTED
                            NUMBER      AGGREGATE     PERCENT             WEIGHTED  PRINCIPAL  WEIGHTED  AVERAGE   PERCENT
                              OF        PRINCIPAL        OF     WEIGHTED  AVERAGE    BALANCE   AVERAGE   COMBINED   FULL
                            MORTGAGE     BALANCE      MORTGAGE  AVERAGE   CREDIT       OUT-    ORIGINAL  ORIGINAL  DOCUMEN-  PERCENT
                             LOANS     OUTSTANDING       POOL    COUPON    SCORE    STANDING      LTV       LTV     TATION     IO
                            --------  --------------  --------  --------  --------  ---------  --------  --------  --------  -------
1st Lien, No Silent 2nds        1370    $321,933,488    43.06%    7.289%       596   $234,988    80.67%    80.68%    45.80%   32.28%
1st Lien, Silent 2nd not
  in deal                        541     $79,860,754    10.68%    7.788%       605   $147,617    80.66%    98.88%    46.26%   21.71%
1st Lien, Loud 2nd in deal     1,296    $277,958,781    37.18%    7.005%       651   $214,474    79.91%    99.65%    26.51%   57.93%
2nd lien, 1st not in deal         10        $536,389     0.07%   10.443%       674    $53,639    99.12%    99.12%    34.92%    0.00%
2nd lien, 1st in deal           1180     $67,402,400     9.01%   10.504%       653    $57,121    99.77%    99.77%    24.84%    0.00%
TOTAL:                         4,397    $747,691,812   100.00%    7.529%       623   $170,046    82.12%    91.41%    36.78%   37.76%